Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 (the “Report”) of The Hillman Companies, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof; I, Douglas J. Cahill, the Executive Chairman (Principal Executive Officer) of the Registrant, certify, to the best of my knowledge, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Douglas J. Cahill
Name: Douglas J. Cahill
Date: August 17, 2015